Supplement, dated December 30, 2003, to the Prospectus, dated May 1, 2003, of
                     Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                   High Yield Bond Portfolio (the "Portfolio")

      Effective January 1, 2004, the following information supersedes and replaces the information regarding the Portfolio set forth on page P-32 of the Fund's Prospectus under the caption "Portfolio Management".

      The Portfolio is managed by Seligman's Fixed Income Team, headed by Kendall C. Peterson, a Managing Director of Seligman, a Vice President of the Fund and a Vice President of Seligman High Yield Bond Series. Mr. Peterson and James M. Didden, Jr., a Managing Director of Seligman, are Co-Portfolio Managers of the Portfolio. Mr. Peterson and Mr. Didden are also Co-Portfolio Managers of Seligman High-Yield Bond Series.

      Before joining Seligman in September 2001, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds. Mr. Didden joined Seligman in September 1998 as a member of the Fixed Income Team.